Exhibit 99

MAYVILLE ENGINEERING COMPANY PROVIDES BUSINESS UPDATE

Company Narrows 2021 Outlook, Reviews End Markets, Gives Fitness Customer Update and Provides 2022 Guidance

MAYVILLE, Wis. Mayville Engineering Company (NYSE: MEC) (the “Company” or “MEC”), a leading U.S.-based value added manufacturing partner that provides a broad range of prototyping and tooling, production fabrication, coating, assembly and aftermarket components, today provided a business update, outlined its outlook for 2021 and 2022, reviewed new business and the end markets it serves, and gave a fitness customer update.

“As we look at 2022 and beyond, our long-term business prospects remain strong, despite the negative impact of the supply chain challenges at our customers, especially in the second half of last year,” noted Robert D. Kamphuis, Chairman, President and CEO. “We are making the right investments in our business and maintain a very strong balance sheet that will provide us with the flexibility to pursue organic and inorganic growth opportunities going forward.”

2021 Financial Outlook

The Company narrowed its 2021 financial outlook as follows:

•	Net sales are expected to be between $450 million and $455 million.
•	Adjusted EBITDA is expected to be between $46 million and $47 million.

“As we finalize our financials for the year, we are narrowing our guidance to the low end of our predicted ranges, as expected,” noted Todd M. Butz, CFO. “The supply chain challenges that impacted our customers did, in turn, cause near-term volume reductions for MEC, as one would expect. We are pleased that our 2021 performance is better than our 2020 results and in line with our original 2021 guidance, and we look forward to building upon this performance in 2022.”

The Company plans to issue detailed fourth quarter and full year financial results on March 1st, 2022.

2021 End Markets Review

Based on results to date, the Company predicts its 2021 results by end market will break down as follows:

End Market	Approximate % of 2021 Net Sales
Commercial Vehicle	34%
Construction	20%

Power Sports	20%
Agriculture	11%
Military	5%
Other	10%

Fitness Customer Update

In addition, the Company provided an update regarding its new customer in the fitness market. The Company no longer expects the new customer to be a top 10 customer in 2022.

“We have remained on track with the investment and build out of our new facility in Hazel Park, Michigan and would have been ready to begin production as and when originally planned,” explained Kamphuis. “However, due to circumstances beyond MEC’s control, we will not go into production on the original planned date, and we are waiting for more direction from the customer. In the meantime, we will take steps to reduce operating costs and capital investment at Hazel Park wherever appropriate, and we remain confident in the protections afforded to us by our contract with the customer.”

2022 Financial Outlook

The Company also provided a preliminary 2022 financial outlook as follows:

•	Net sales are expected to be between $480 million and $530 million.
•	Adjusted EBITDA is expected to be between $58 million and $70 million.
•	Importantly, the outlook assumes no revenue associated with the new fitness customer.

“The demand dynamics in all of the core end markets we serve remain robust,” explained Kamphuis.  “Our U.S. focused supply chain is ready to deliver as our customers’ supply chain issues stabilize and improve. While uncertainty continues to exist, and has been considered in our outlook, we do expect significant growth over both 2020 and 2021 results, as well as improved performance over our record 2019 results.”

New Business Update

There were numerous new business opportunities completed during 2021 with both current and new customers, looking to expand capacity to support strong end market demand. Examples include:

•	Expanded business relationships through new model program launches with multiple top customers.
•	Secured takeover business to support immediate capacity needs with several top powersports customers.
•	Moved into aftermarket programs and expanded into new product lines as customers developed augmented offerings.
•	Added new customers in 2021 that will lead to new programs commencing in 2022.
•	Continued to see trends in reshoring and outsourcing with both existing and new customers looking to partner with larger fabricators to support growth opportunities through 2022 and beyond.

Forward Looking Statements

This press-release includes forward-looking statements that reflect plans, estimates and beliefs. Such statements involve risk and uncertainties. Actual results may differ materially from those contemplated by these forward-looking statements as a result of various factors. Important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements include, but are not limited to: the negative impacts the coronavirus (COVID-19) has had and will continue to have on our business, financial condition, cash flows, results of operations and supply chain (including future uncertain impacts); failure to compete successfully in our markets; risks relating to developments in the industries in which our customers operate; our ability to maintain our manufacturing, engineering and technological expertise; the loss of any of our large customers or the loss of their respective market shares; risks related to scheduling production accurately and maximizing efficiency; our ability to realize net sales represented by our awarded business; our ability to successfully identify or integrate acquisitions; risks related to entering new markets; our ability to develop new and innovative processes and gain customer acceptance of such processes; our ability to recruit and retain our key executive officers, managers and trade-skilled personnel; risks related to our information technology systems and infrastructure; manufacturing risks, including delays and technical problems, issues with third-party suppliers, environmental risks and applicable statutory and regulatory requirements; political and economic developments, including foreign trade relations and associated tariffs; volatility in the prices or availability of raw materials critical to our business; results of legal disputes, including product liability, intellectual property infringement and other claims; risks associated with our capital-intensive industry; risks related to our treatment as an S Corporation prior to the consummation of our initial public offering; risks related to our employee stock ownership plan’s treatment as a tax-qualified retirement plan; and other factors described in “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020, which may be amended or supplemented by subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. This discussion should be read in conjunction with our audited consolidated financial statements included in the Company’s previously filed Annual Report on Form 10-K for the year ended December 31, 2020. We undertake no obligation to update or revise any forward-looking statements after the date on which any such statement is made, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

About Mayville Engineering Company

MEC is a leading U.S.-based value-added manufacturing partner that provides a broad range of prototyping and tooling, production fabrication, coating, assembly and aftermarket components. Our customers operate in diverse end markets, including heavy- and medium-duty commercial vehicles, construction, powersports, agriculture, military and other end markets. We have developed long-standing relationships with our blue-chip customers based upon a high level of experience, trust and confidence.

Our one operating segment focuses on producing metal components that are used in a broad range of heavy- and medium-duty commercial vehicles, construction, powersports, agricultural, military and other products. For more information, please visit www.mecinc.com.

INVESTOR AND MEDIA CONTACT:

Nathan Elwell

847-530-0249

nelwell@lincolnchurchilladvisors.com

3